SUPPLEMENT DATED DECEMBER 31, 2007
                       TO THE PROSPECTUS DATED MAY 1, 2007
                                       OF
                        FRANKLIN MUTUAL SERIES FUND, INC.
        (MUTUAL BEACON FUND, MUTUAL DISCOVERY FUND, MUTUAL EUROPEAN FUND,
          MUTUAL FINANCIAL SERVICES FUND, MUTUAL QUALIFIED FUND, MUTUAL
                                  SHARES FUND)

The prospectus is amended as follows:

Effective December 31, 2007, the Mutual Beacon Fund portfolio management team as reflected in the "Management" section on page 47 is updated as follows:

MUTUAL BEACON FUND
Michael J. Embler, Co-Portfolio Manager
Christian Correa, Co-Portfolio Manager

MICHAEL J. EMBLER, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
Mr. Embler has been a member of the management team of the Funds since 2001, when he joined Franklin Templeton Investments. He assumed the duties of portfolio manager of the Mutual Beacon Fund in 2005.

CHRISTIAN CORREA, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Correa has been a portfolio manager for the Mutual Beacon Fund since January 2007. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.


                Please keep this supplement for future reference